UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2003

CRYO-CELL International, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-23386 (Commission File Number)	22-3023093 (IRS Employer Identification No.)

3165 McMullen Booth Road, Bldg. B, Clearwater, FL (Address of principal executive offices)	33761 (Zip Code)

Registrant’s telephone number, including area code: (727) 450-8000

Not applicable

(Former name or former address, if changed since last report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

99.1	Press Release dated October 14, 2003

Item 12.	Results of Operations and Financial Condition.

The information in this Item is furnished to, but not filed with, the Securities and Exchange Commission (the “Commission”) solely under Item 12 of Form 8-K, “Results of Operations and Financial Condition.”

On October 14, 2003, Cryo-Cell International, Inc. issued a press release that included financial information for the third quarter of fiscal 2003. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CRYO-CELL INTERNATIONAL, INC. (Registrant)

Date:	October 14, 2003	By:	/s/ Gerald F. Maass

		Name: Title:	Gerald F. Maass Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 14, 2003